                                                                   EXHIBIT 10.21


                          CONTRACT TARIFF ORDER FORM

-------------------------------------------------------------------------------
                CUSTOMER                                   AT&T
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
1. NAME: Concentric Network Corporation
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2. STREET: 10590 North Tantau Avenue       7. STREET: 2730 San Tomas Expressway
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3. CITY: Cupertino                         8. CITY: Santa Clara
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4. STATE & ZIP: California, 95014          9. STATE & ZIP: California, 95051
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5. Att'n: Tony Zeis                        10. Att'n: David Coff
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

     1. CUSTOMER hereby orders and AT&T agrees to provide communications services (the "Services") pursuant to a Contract Tariff ("CT"), which AT&T will file with the FCC consistent with the attached tariff pages. The Services will be provided in accordance with the rates, terms and conditions described in the CT and, except as provided in the CT, the rates, terms and conditions in Applicable Tariffs pertaining to the Services. Applicable Tariffs are the AT&T tariffs referenced in the CT, as such tariffs may be revised from time to time.

     2. CUSTOMER may, as its sole remedy, cancel its order without liability before the CT becomes effective if, without the consent of CUSTOMER: (a) AT&T fails to file the CT within thirty (30) days after the effective date of this Agreement; (b) the CT as filed is not consistent with the attached tariff pages; or (c) the CT does not go into effect within 120 days after filing. In no event, however, shall CUSTOMER have a right to cancel its order under this Section for any condition that is caused by CUSTOMER.

     3. CUSTOMER may be required to pay a deposit or advance payment before service is provided pursuant to the terms of the CT and the Applicable Tariffs. If CUSTOMER fails to pay any such required deposit or advance payment within 30 days after AT&T's request for such payment, CUSTOMER will be deemed to have cancelled this order.

     4. In the event of any inconsistency between the terms of any Applicable Tariff and the CT, the terms of the CT shall prevail. In the event of any inconsistency between the terms of this Agreement and any Applicable Tariff or the CT, the terms of the Applicable Tariff or the CT shall prevail. Nothing contained in this Agreement shall require AT&T to take any action prohibited or omit to take any action required by the FCC or any other regulatory authorities.

     5. EXCEPT FOR ANY WARRANTIES EXPRESSLY MADE IN THE CT OR THE APPLICABLE TARIFFS, AT&T EXCLUDES ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF MERCHANT ABILITY AND FITNESS FOR A PARTICULAR PURPOSE. AT&T'S LIABILITY TO CUSTOMER IS SUBJECT TO THE LIMITATIONS STATED IN THE CT AND APPLICABLE TARIFFS.

     6. This Agreement shall be governed by the law of the State of New York (excluding its choice of law principles), or applicable federal statutes.

     7. If any provision of the CT is held to be invalid or unenforceable, then AT&T and CUSTOMER shall cooperate to develop a mutually agreeable replacement for such provision. If the parties are unable to reach agreement on a replacement for the CT provision within 30 days after the provision is held to be invalid or unenforceable (or within such additional time as the parties agree in writing), then this Agreement shall be immediately terminated. CUSTOMER shall remain liable for all charges and liabilities for services provided under the CT prior to such termination.

     8. Neither party shall publish or use any advertising, sales promotions, press releases or other publicity matters which use the other party's corporate or trade names, logos, trademarks, trade dress, or service marks (or which use confusingly similar corporate or trade names, logos, trademarks, trade dress, or service marks) without the prior written approval of the other party, except to the limited extent as may be permissible under applicable law. Neither party is licensed hereunder to conduct business under the other party's corporate or trade names, logos, trademarks, trade dress, or service marks (or under any confusingly similar corporate or trade names, logos, trademarks, trade dress, or service marks).

     9. AT&T's relationship with CUSTOMER under this Agreement shall be that of an independent contractor.

     10. Notices pursuant to this Agreement shall be in writing to the addresses specified above.

     11. This Agreement, the CT, and the Applicable Tariffs constitute the entire agreement between the parties with respect to the Services. This Agreement supersedes all prior agreements, proposals, representations, statements, or understandings, whether written or oral, concerning the Services or the rights and obligations relating to the Services. No change, modification or waiver of any of the terms of this Agreement, except for revisions to the Applicable Tariffs, shall be binding unless reduced to writing and signed by authorized representatives of both parties hereto and, to the extent required by law, filed with the FCC.

     12. Each party represents and warrants that the person executing this Agreement on its behalf is fully authorized to do so.

--------------------------------------------------------------------------------
ORDERED BY CUSTOMER:                          ACCEPTED BY AT&T:
--------------------------------------------------------------------------------
11. Signature: /s/ John Peters                15. Signature: /s/ Greg Hopkins
--------------------------------------------------------------------------------
12. Printed Name: John Peters                 16. Printed Name: Greg Hopkins
--------------------------------------------------------------------------------
13. Title: Executive Vice President           17. Title: Division Manager
--------------------------------------------------------------------------------
14. Date: 5/28/96                             18. Date: 6-17-96
--------------------------------------------------------------------------------

                                   Addendum
                                      to
                          AT&T Contract Tariff Order


     The AT&T Contract Tariff Order dated contemporaneously herewith ("Agreement"), between AT&T Corp. ("AT&T") and Concentric Network Corporation
                                               ------------------------------
("CUSTOMER") is hereby revised by adding a new Section, as follows:

     In the event of a business downturn beyond CUSTOMER's control or a network optimization using other AT&T services, that significantly reduces the volume of network services required by the CUSTOMER, with the result that CUSTOMER will be unable to meet its revenue and/or volume commitments under this Contract (notwithstanding CUSTOMER's best efforts to avoid such a shortfall), AT&T and CUSTOMER will cooperate in efforts to develop a mutually agreeable alternative proposal that will satisfy the concerns of both parties and comply with all applicable legal and regulatory requirements. By way of example and not limitation, such alternative proposals may include changes in rates, nonrecurring charges, revenue and/or volume commitments, discounts, the multi-year service period and other provisions. Subject to all applicable legal and regulatory requirements, including the requirements of the Federal Communications Commission and the Communications Act of 1934, AT&T will prepare and file any tariff revisions necessary to implement such mutually agreeable alternative proposal. This provision shall not apply to a change resulting from a decision by CUSTOMER to transfer portions of its traffic or projected growth to carriers other than AT&T. The CUSTOMER must give AT&T written notice of the conditions it believes will require the application of this provision. This provision does not constitute a waiver of any charges, including shortfall charges, incurred by the CUSTOMER prior to the time the parties mutually agree to amend or replace this Contract.

CUSTOMER                                   AT&T

By: /s/ John Peters                        By: /s/ Greg Hopkins
    -------------------------------            ---------------------------------

Title: Executive VP                        Title: Division Manager
       ----------------------------               ------------------------------

Date: 5/28/96                              Date: 6/17/96
      -----------------------------              -------------------------------

                           CONTRACT TARIFF NO. XXXX

                                  TITLE PAGE


This Contract Tariff applies to AT&T Private Line Services consisting of:
Domestic ACCUNET Spectrum of Digital Services, Domestic ACCUNET T1.5 Service, Domestic ACCUNET T32 Service, Domestic ACCUNET T45 Service, Domestic ACCUNET Fractional T45 Service, Domestic DATAPHONE Digital Services, InterSpan Frame Relay Service and AT&T Local Channel Services for interstate or foreign communications in accordance with the Communications Act of 1934, as amended.

Telecommunication services provided under this Contract Tariff are furnished by means of wire, radio, satellite, fiber optics or any suitable technology or combination of technologies.

                           CONTRACT TARIFF NO. XXXX

                                  CHECK SHEET

The Title Page and Pages 1 through 15 inclusive of this tariff are effective as of the date shown.

                               TABLE OF CONTENTS

                                                                   Page
                                                                   ----
Check Sheet                                                           1
List of Concurring, Connecting and Other Participating Carriers       1
Explanation of Symbols Coding of Tariff Revisions                     1
Trademarks and Service Marks                                          2
Explanation of Abbreviations                                          2
Contract Summary                                                      3

LIST OF CONCURRING, CONNECTING AND OTHER PARTICIPATING CARRIERS

Concurring Carriers - NONE

Connecting Carriers - NONE

Other Participating Carriers - NONE

EXPLANATION OF SYMBOLS - Coding or Tariff Revisions

Revisions to this tariff are coded through the use of symbols. These symbols appear in the right margin of the page. The symbols and their meanings are:

R - to signify reduction.
I - to signify increase.
C - to signify changed regulation.
T - to signify a change in text but no change in rate or regulation. S - to signify reissued matter.
M - to signify matter relocated without change.
N - to signify new rate or regulation.
D - to signify discontinued rate or regulation.
Z - to signify a correction,

Other marginal codes are used to direct the tariff reader to a footnote for specific information. Codes used for this purpose are lower case letters of the alphabet, e.g., x, y and z. These codes may appear beside the page revision number in the page header or in the right margin opposite specific text.

TRADEMARKS AND SERVICE MARKS - The following marks, to the extent, if any, used throughout this tariff, are trademarks and service marks of AT&T Corp.

               Trademarks                Service Marks
               ----------                -------------
               None                      ACCUNET
                                         DATAPHONE
                                         InterSpan


EXPLANATION OF ABBREVIATIONS

Adm. - Administrator
IOCS - Inter Office Channels
kbps - kilobits per second
Mbps - Megabits per second

                           CONTRACT TARIFF NO. XXXX

1.   Services Provided:

     A.   AT&T private Line Services (AT&T Tariff F.C.C. No. 9) consisting of:

          1.   Domestic ACCUNET Spectrum of Digital Services (ASDS)
          2.   Domestic ACCUNET T1.5 Service
          3.   Domestic ACCUNET T32 Service
          4.   Domestic ACCUNET T45 Service
          5.   Domestic ACCUNET Fractional T45 Service
          6.   Domestic DATAPHONE Digital Services(DDS)

     B.   AT&T Local Channel Services (AT&T Tariff F.C.C. No. 11)

     C.   AT&T InterSpan Frame Relay Services (FRS) (AT&T Tariff F.C.C. No. 4)

1.1. Initial Quantities - The Initial Quantities of AT&T Private Line and Local Channel Service components are as follows:

     A.   AT&T Private Line Services

[*]ACCUNET T1.5 IOC's with an average mileage of more than [*] miles.

[*]ACCUNET T1.5 M-24 Multiplexing Office Function.

[*]ACCUNET T45 Service IOC with an average mileage of less than [*] miles

[*]ACCUNET T45 Service Access Connections

     B.   AT&T Local Channels and associated service components

[*]kbps ACCUNET Generic Digital Access Local Channel Services with an average mileage of more than [*] miles.

[*]Terrestrial 1.544 Mbps Local channel Services with an average mileage of more than [*] miles.

[*]AT&T Terrestrial 45 Mbps Local channel Services with an average mileage of less than [*] miles.

------------------------------

     [*]Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[*]AT&T Terrestrial 45 Mbps Local Channel Services Access Coordination
Functions

     C.   AT&T InterSpan Frame Relay Services

[*]128 kbps FRS Domestic Ports
[*]256 kbps FRS Domestic Ports
[*]384 kbps FRS Domestic Ports
[*]512 kbps FRS Domestic Ports
[*]768 kbps FRS Domestic Ports
[*]1544 kbps FRS Domestic Ports
[*]56/64 kbps FRS Domestic Two-Way Permanent Virtual Circuits (PVCs) [*]128 kbps FRS Domestic Two-Way PVCs
[*]192 kbps FRS Domestic Two-Way PVCs
[*]256 Kbps FRS Domestic Two-Way PVCs
[*]384 Kbps FRS Domestic Two-Way PVCs

2. Contract Term; Renewal Options - The term of this Contract Tariff is 3 years beginning with the Customer's Initial Service Date (CISD). No renewal option is available for this Contract Tariff.

3.   Minimum Commitments Charges

     A. AT&T Private Line and Local Channel Services - The combined undiscounted Minimum Monthly Revenue Commitment (MMRC) for the AT&T Private Line and Local Channel Services provided under this Contract Tariff is [*] per month, which will be satisfied by undiscounted recurring charges for Multi-Service Volume Pricing Plan (MSVPP) eligible service components as specified in AT&T Tariff F.C.C. Nos. 9 and 11, as amended from time to time, excluding the ACCUNET T45 Services specified in Section 4.A.3., following. If in any month the Customer fails to meet the combined MMRC, the Customer will be billed [*] less an amount equal to the discounts associated with the MSVPP MMRC of [*] for 3 years as specified in AT&T Tariff F.C.C. Nos. 9 and 11, as amended from time to time, multiplied by the undiscounted recurring Rates and undiscounted recurring Charges for the service components in service for that month.

     B. AT&T InterSpan Frame Relay Services - The undiscounted Minimum Monthly Revenue Commitment (MMRC) for the FRS provided under this Contract Tariff is [*] which will be satisfied by including undiscounted Frame Relay Volume Price Plan (FRVPP) Eligible FRS Charges as specified in AT&T F.C.C. Tariff No. 4, as amended from time to time, using the rates and charges as specified in Section 7., following. If the sum of the FRVPP Eligible FRS Charges in any month is equal to or greater than the MMRC, the Customer will be billed the sum of the FRVPP Eligible FRS Charges less the discount specified in Section 5.C, following. If the sum of the FRVPP Eligible FRS charges in any

----------------------------

     [*]Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

month falls below the MMRC, the Customer will be billed an amount equal to the MMRC less an amount obtained by applying the discount as specified in Section 5.C, following, to the sum of the FRVPP Eligible FRS Charges.

     In addition, if in any month the Customer's FRVPP Eligible FRS Charges exceed the MMRC for that month, the amount greater than the MMRC may be applied to satisfy the MMRC in any subsequent month in which the IRVPP Eligible FRS Charges are less than the MMRC. Throughout the Contract Tariff Term, no more than [*] of such excess may be applied in any one month, and no more than [*] of such excess may be applied in total for the Contract Tariff Term.

4.   Contract Price

     A.   AT&T Private Line and Local Channel Services

          1. The Contract Price for the AT&T Private Line Services provided under this Contract Tariff is the same as The undiscounted Recurring and Nonrecurring Rates and Charges specified in AT&T Tariff F.C.C. No. 9, as amended from time to time. The Discounts specified in Section 5., following, will be applied to the MSVPP-eligible undiscounted recurring Charges.

          2. The Contract Price for the AT&T Local Channel Services provided under this Contract Tariff is the same as the undiscounted Recurring and Nonrecurring Rates and Charges specified in AT&T Tariff F.C.C. No. 11, as amended from time to time. The Discounts specified in Section 5., following, will be applied to the MSVPP-eligible undiscounted recurring Charges.

          3. The Contract Price for the 1 ACCUNET T45 Service IOC with an average mileage of less than 228 miles. 2 ACCUNET T45 Service Access Connections, 2 AT&T Terrestrial 45 Mbps Local Channel Services with average mileage of less than 8 miles and 2 AT&T Terrestrial 45 Mbps Local Channel Services Access Coordination Functions is [*] for the Contract Tariff Term and will be billed at [*] per month. The Discounts specified in Section 5, following, do not apply to this amount.

          4. The Contract Price to add or delete the AT&T Private Line Services provided under this Contract Tariff is the same as the undiscounted Recurring and Nonrecurring Rates and Charges specified in AT&T Tariff F.C.C. No. 9, as amended from time to time. The Discounts specified in Section 5., following, will be applied to the MSVPP-eligible undiscounted recurring Charges. Nonrecurring Charges do not apply to the deletion of AT&T Private Line Services.

          5. The Contract Price to add or delete the AT&T Local Channel Services provided under this Contract Tariff is the same as the undiscounted Recurring and Nonrecurring Rates and

-------------------------

    [*]Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Charges specified in AT&T Tariff F.C.C. No. 11, as amended from time to time. The Discounts specified in Section 5., following, will be applied to the MSVPP-eligible undiscounted recurring Charges. Nonrecurring Charges do not apply to the deletion of AT&T Local Channel Services.

     B.   AT&T InterSpan Frame Relay Services

          1. The Contract Price for the FRS provided under this Contract Tariff is the same as the undiscounted Recurring and Nonrecurring Rates and Charges for FRS as specified in Section 7., following. The Discounts specified in Section 5.C, following, will be applied to the FRVPP Eligible FRS Charges.

          2. The Contract Price to add or delete the FRS provided under this Contract Tariff is the same as the undiscounted Recurring and Nonrecurring Rates and charges for FRS as specified in Section 7., following. The Discounts specified in Section 5.c, following, will be applied to the FRVPP Eligible FRS Charges.

5. Discounts - The following discounts are the only discounts for the Services Provided under this Contract Tariff. No other discounts apply. Except as specified below, the Base Discounts are the same discounts as specified in the AT&T tariffs referenced in Section 1, preceding as amended from time to time.

     A.   AT&T Private Line Services

          1.   Base Discounts -  [*].

          2.   Additional Discounts - [*] .

     B.   AT&T Local Channel Services

          1.   Base Discounts - [*] .

          2.   Additional Discounts - [*] .

     C.   AT&T InterSpan Frame Relay Services - [*] .

          1.   Base Discounts - [*] .



------------------------------

    [*]Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     [*].















--------------------------

    [*]Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. A total of 1 page containing such information has been omitted from this exhibit. Confidential treatment has been requested with respect to the omitted portions.

6.   Classification, Practices and Regulations

     A. Except as otherwise provided in this Contract Tariff, the rates and regulations that apply to the Services Provided specified in Section 1., preceding, are as set forth in the AT&T tariffs that are referenced in Section 1., preceding, as such tariffs are amended from time to time.

     B. Monitoring Conditions - Beginning in the first month following the CISD, the Customer must maintain throughout the Contract Tariff Term 1 ACCUNET T45 IOC with an average mileage of less than 228 miles, 2 ACCUNET T45 Access connections, 2 T45 Local channels with an average mileage of less than 8 miles and 2 T45 Access Coordination Functions, as specified in Section 4.A.3., preceding.

     If the Customer fails to maintain the service quantities as specified above the Customer will be billed [*] per month for the remaining months of the Contract Tariff term.

     C.   Promotions, Credits and Waivers

     The Customer is ineligible for any promotions, credits or waivers for the Services Provided under this Contract Tariff, which are filed or which may be filed in the AT&T tariffs specified in Section 1., preceding.

1.   AT&T InterSpan Frame Relay, Private Line and Local Channel Services

       [*]

     D. Discontinuance - In lieu of any Discontinuance With or Without Liability provisions that are specified in the AT&T Tariffs referenced in
Section 1., preceding, the following provisions shall apply.

     The Customer may discontinue this Contract Tariff prior to the end of the Contract Tariff Term, provided the Customer replaces this Contract Tariff with another AT&T Contract Tariff including AT&T Tariff F.C.C. Nos. 4 InterSpan Frame Relay Services and AT&T Tariff F.C.C. Nos. 9 and 11 Private Line and Local Channel Services, with a term commitment that is equal to or longer than the remaining term commitment under this Contract Tariff, but not less than three years and MMRCs that are equal to or greater than the MMRCs under this Contract Tariff. In addition, the Customer may

------------------------------

    [*]   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

discontinue this Contract Tariff without liability upon 30 days written notice to AT&T after the 25th month following the CISD if the total of the undiscounted FRVPP Eligible FRS charges and MSVPP-eligible AT&T Tariff F.C.C. Nos. 9 and 11 charges, excluding the ACCUNET T45 Services specified in Section 4.A.3., preceding under this Contract Tariff [*].

     If the Customer discontinues this Contract Tariff for any reason other than specified above prior to the expiration of the Contract Tariff Term, a Termination Charge will apply. The Termination Charge for AT&T Private Line, Local Channel and InterSpan Frame Relay Services will be an amount equal to [*].

     E. Availability - This Contract Tariff has been developed for Customers who: (1) have an existing AT&T Local Channel Service Access Value Plan for at least 160 AT&T Terrestrial 1.544 Mbps Local channels, (2) do not have existing 56 kbps FRS Domestic or U.S. Global Ports and (3) will order this Contract Tariff only once, either by the Customer or any Affiliate of the Customer, which is any entity that owns a controlling interest in either the Customer or an Affiliate of the Customer, or any entity in which a controlling interest is owned by either the Customer or an Affiliate of the Customer. This Contract Tariff is available to any similarly situated Customer who orders service within 90 days after the effective date of this Contract Tariff for initial installation of the Services Provided under this Contract Tariff within 90 days after the date ordered.














----------------------------------

     [*]Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7.   Stabilized Rates

     A. AT&T InterSpan Frame Relay Service - The following is provided to show the AT&T InterSpan Frame Relay Service rates that apply in lieu of the rates in AT&T Tariff F.C.C. No. 4 for the following service components for this Contract Tariff.

     [*]























-------------------------

     [*] Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. A total of 6 pages containing such information has been omitted from this exhibit. Confidential treatment has been requested with respect to the omitted portions.